Commitments and Contingencies	9 Months Ended
Sep. 30, 2015
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

The Combined Entities’ commitments and contingencies include customary claims and obligations incurred in the normal course of business. In the opinion of management, these matters will not have a material effect on the Partnership’s combined financial position.

There has been significant consolidation in the wireless communication industry over the last several years. In 2013, T‑Mobile acquired MetroPCS and Sprint acquired the remaining interest in Clearwire, and in 2014 AT&T acquired Leap Wireless.  Recent consolidation in the wireless industry has led to rationalization of wireless networks and reduced demand for tenant sites. The termination of additional leases in our portfolio would result in lower rental revenue and may lead to impairment of our real property interests or other adverse effects to our business.

As of September 30, 2015, the Combined Entities have approximately $42.3 million of real property interest subject to subordination to lenders of the property. To the extent a lender forecloses on a property the Combined Entities would take impairment charges for the book value of the asset and no longer be entitled to the revenue associated with the asset.